UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 30, 2024

Date of Report (Date of earliest event reported)

Equillium, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 240-1200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Ono Asset Purchase Agreement

Under that certain Asset Purchase Agreement, dated December 5, 2022 (the “Ono Agreement”), by and between Equillium, Inc. (the “Company”) and Ono Pharmaceutical Co., Ltd. (“Ono”), Ono made a strategic business decision to allow its option (the “Option”) to acquire the Company’s rights to itolizumab (EQ001) to lapse. As a result, effective October 30, 2024, the Option and the Ono Agreement automatically terminated pursuant to the terms of the Ono Agreement. The Company maintains all of its commercial rights to itolizumab (EQ001).

EQUATOR Study and Product Pipeline

On October 31, 2024, the Company announced it was temporarily pausing enrollment in its EQUATOR study, a Phase 3 clinical study of itolizumab (EQ001) in acute graft-versus-host disease, to review clinical options for the program, including the potential to accelerate the Company’s timeline to topline data to the first quarter of 2025 while preserving registrational integrity of the study. The accelerated timeline would be based on reduced enrollment to approximately 150 patients and unblinding after primary and key secondary endpoints at Day 29. To date, the Company has enrolled over 150 patients in EQUATOR.

The Company maintains orphan drug and fast track designations for first-line acute graft-versus-host disease, where currently no drugs are approved. In addition, in collaboration with the Company, Biocon SA has recently completed a robust placebo-controlled Phase 2 study of itolizumab in biologic-naïve patients with moderate to severe ulcerative colitis, and the Company expects topline data from this study in the first quarter of 2025.

The Company also announced that it has repositioned itolizumab (EQ001) as its top priority in its pipeline, and is taking operational steps to extend its cash runway, which measures are expected to provide operating runway into Q4 2025, assuming acceleration of EQUATOR study completion. As part of the operational steps, the Company is pausing further activities related EQ101 and EQ302.

Corporate Presentation

On October 31, 2024, the Company will host a conference call accompanied by a slide presentation to provide a corporate update focused on the Company’s retention of rights to itolizumab (EQ001), for analysts and institutional investors. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future,” “potential” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements include, but are not limited to, statements regarding the Company’s plans and strategies with respect to developing itolizumab (EQ001), including repositioning itolizumab (EQ001) as the top priority in the pipeline, anticipated upcoming milestones, timelines for topline data for itolizumab (EQ001), the temporary pausing and potential acceleration of the EQUATOR study, the pausing of further activities related to EQ101 and EQ302, the extension of the Company’s cash runway and related assumptions, including the acceleration of EQUATOR study completion, and the potential benefits of the Company’s product candidates. Because such statements are subject to risks and uncertainties, many of which are outside of the Company’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s ability to execute its plans and strategies; risks related to performing clinical and pre-clinical studies; whether the results from clinical and pre-clinical studies will validate and support the safety and efficacy of the Company’s product candidates; changes in the competitive landscape; changes in the Company’s strategic plans; uncertainties related to the Company’s capital requirements and ability to obtain sufficient financing to fund the

Company’s strategic plans; the potential impact on the registrational integrity that would be caused by the Company’s decision to accelerate the completion of EQUATOR; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in other filings subsequently made by the Company with the Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. The Company is under no duty to update any of these forward-looking statements after the date they are made to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date the statements are made. Moreover, except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Description.

	99.1	Corporate Presentation

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUILLIUM, INC.

Date: October 31, 2024	By:	/s/ Bruce D. Steel
	Name:	Bruce D. Steel
	Title:	President and Chief Executive Officer